UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT







PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    June 29, 1998




                           Meredith Corporation
         (Exact name of registrant as specified in its charter)



                    Iowa                1-5128          42-0410230
      (State or other jurisdiction   (Commission     (I.R.S. Employer
          of incorporation)          File Number)   Identification No.)



    1716 Locust Street, Des Moines, Iowa                50309-3023
  (Address of principal executive offices)              (ZIP Code)



  Registrant's telephone number, including area code  515 - 284-3000












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Item 5.  Other Events

On June 29, 1998, Meredith Corporation announced in a press release, attached hereto as Exhibit 99, that it had agreed to sell the net assets of the Better Homes and Gardens Real Estate Service to GMAC Home Services, Inc., a subsidiary of GMAC Financial Services. The transaction is expected to be completed within 90 days.



Item 7.  Financial Statements and Exhibits.


         (c)  Exhibits


              99  Press release dated June 29, 1998 issued by Meredith
                  Corporation.








                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MEREDITH CORPORATION
                              Registrant



                                 (Stephen M. Lacy)
                                  Stephen M. Lacy
                       Vice President - Chief Financial Officer
                              (Principal Financial and
                                 Accounting Officer)






Date:  July 20, 1998




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                                  Exhibit Index






            Exhibit #
            ---------


               99 Press release dated June 29, 1998 issued by Meredith Corporation.